File Number: 33-61869
                                                Filed Pursuant to Rule 497(e) of
                                                      The Securities Act of 1933


                                                           November 23, 2005


                         Supplement to the Prospectus of
                           Pioneer Small Company Fund,
                               dated March 1, 2005


A proposal to reorganize Pioneer Small Company Fund into Pioneer Small Cap Value Fund, another fund managed by Pioneer Investment Management, Inc., is being submitted for approval by Small Company Fund's shareholders at a meeting anticipated to be held on January 17, 2006. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after January 20, 2006. There can be no assurance that the reorganization will be approved or, if approved, completed. Each fund's Trustees approved the proposed reorganization and determined that it is in the best interests of shareholders of both funds. The proposed reorganization is expected to be a tax-free transaction, which means that neither Small Company Fund nor Small Cap Value Fund will recognize any gain or loss, and Small Company Fund's shareholders will not recognize any gain or loss on their receipt of Small Cap Value Fund's shares, as a direct result of the reorganization.

Pending shareholder approval, Pioneer Small Company Fund will no longer accept new purchases, including exchanges, as of the close of business on January 18, 2006. We currently anticipate that the reorganization will take place at the close of business on January 20, 2006.

                                                                   18463-00-1105
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds